SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
              THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 NITCHES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  NITCHES, INC.

                              10280 Camino Santa Fe
                           San Diego, California 92121

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 28, 2003

      Notice is hereby given that the annual meeting of the Shareholders of Nitches, Inc. (the "Company") will be held at the Company's offices at 10280 Camino Santa Fe, San Diego, California 92121, at 11:30 a.m. on February 28, 2003 for the following purposes:

      1. To elect a board of six Directors.

      2. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

      January 29, 2003 is the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

      ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON.

      WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL IN THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. ANY SHAREHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED, OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK THAT YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION.

                                    By Order of the Board of Directors


                                    /s/ Steven P. Wyandt
                                    -------------------------
                                    Steven P. Wyandt, Chairman

                                  NITCHES, INC.

                              10280 Camino Santa Fe
                           San Diego, California 92121

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------

      This proxy statement is solicited by, and is forwarded in connection with, solicitation of proxies by the Board of Directors of Nitches, Inc. for the annual meeting of shareholders to be held on Friday, February 28, 2003. Only shareholders of record at the close of business on January 29, 2003 are entitled to notice of, and to vote at, the meeting. Proxies and proxy statements are expected to be mailed to shareholders on approximately February 3, 2003. The number of outstanding Common Shares entitled to be voted at the meeting is 1,171,169.

      The expense of soliciting proxies and the cost of preparing, assembling and mailing material in connection with the solicitation of proxies will be paid by the Company. Approximately three employees of the Company may solicit proxies by telegraph, telephone and personal interviews.

      The Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2002 is being sent, simultaneously herewith, to each shareholder of record. The Annual Report on Form 10-K is not incorporated in this Proxy Statement and is not to be considered a part of the proxy soliciting material.

      The Company's management knows of no matter to be brought before the meeting other than those matters mentioned herein. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted in accordance with the judgment of the person or persons voting such proxies.

                          I. ELECTION OF THE DIRECTORS
                                  (Proposal #1)

INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

      The Directors of the Company are elected annually and hold office until the next annual meeting of shareholders and until their successors have been elected and have qualified. In the event any nominee is unable to or declines to serve as Director at the time of the annual meeting, the proxy will be voted for a substitute selected by the Board of Directors. Management has no reason to believe, at this time, that the persons named will be unable, or will decline, to serve if elected.

      The Company regrets the passing of Luther A. Henderson in an auto accident in October of 2002. Mr. Henderson had been a director of the Company since 1981. He was a member of the Audit and Compensation Committees and had a significant role in guiding the Company for over twenty years.

      During fiscal year 2002 the Board held 3 meetings. The Company has standing Audit and Compensation Committees. The Company does not have a Nominating Committee. The Audit Committee, which oversees the financial affairs of the Company and meets with the independent auditors, consisted of Mr. Henderson, Mr. Hoese and Mr. Price. The Audit Committee met one time during fiscal 2002. The Compensation Committee, which sets executive compensation and bonuses and authorizes the issuance of stock options, consisted of Mr. Henderson and Mr. Hoese. The Compensation Committee met once during fiscal 2002. During fiscal 2002, all directors attended at least 75% of the meetings of the Board and the Board Committee of which they were members.

      All directors who are not also employees of the Company receive $12,000 annually, plus $1,000 for attendance at each Board of Directors and Committee meeting and reimbursement of reasonable expenses. The

$1,000 fee is not paid for attendance at a Committee meeting that is held on the same day the Board of Directors meets.

      The following table sets forth certain information with respect to a new nominee and the Directors and executive officers of the Company, all of whom are also nominees; THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ALL SIX NOMINEES LISTED BELOW:

            NAME                      AGE                  POSITION
            ----                      ---                  --------
      Arjun C. Waney                  62        Chairman Emeritus, Director
      Steven P. Wyandt                58        Chairman of the Board, Chief
                                                Executive Officer and Chief
                                                Financial Officer
      Paul M. Wyandt                  34        Director, President and Chief
                                                Operating Officer
      William L. Hoese                65        Director
      Eugene B. Price II              59        Director
      Allan R. Bailey                 59        Nominee

      Mr. Waney has been a director of the Company since 1973. From 1973 until October 1987, when he was elected Chairman of the Company's Board of Directors, Mr. Waney was the President of the Company. From October 1991 to November 1993, Mr. Waney was also a director of Body Drama, Inc., which at the time was a publicly held majority-owned subsidiary of the Company.

      Mr. Steven Wyandt was elected as a director in 1989. He has been CEO of the Company since 1987. Mr. Wyandt was a director and Chairman of Body Drama, Inc., until August 31, 1998, which at the time was a wholly owned subsidiary of the Company but was merged into the Company as of that date. Steven Wyandt is the father of Paul Wyandt, an officer and director of the Company.

      Mr. Paul Wyandt was appointed as a director in June of 2001. He was also named President and COO at that time. He has been with the Company in the areas of finance, accounting, marketing and technology since 1997. Prior to that, he was Vice President of Finance and Operations of CMS Technologies, a company that designed hardware and software for personal computer security.

      Mr. Hoese has been a director since 1995. From 1994 until 2002, he was Senior Vice President and General Counsel of American Tool Companies, Inc., a privately held manufacturer of hand tools and power tool accessories. Since mid-2002, he has been a private mediator and arbitrator. For 28 years prior to 1994, Mr. Hoese was a partner with Luce, Forward, Hamilton & Scripps LLP, counsel to the Company.

      Mr. Price has been a director of the Company since 1973. From 1973 until he retired in May 1987, Mr. Price was a Vice President of the Company with primary responsibilities in sales and administration.

      Mr. Bailey is Chief Financial and Information Officer of University Advancement, and Treasurer/Chief Financial Officer for the Campanile Foundation at San Diego State University. He is also currently a Professor of Accounting. Mr. Bailey has been with SDSU since 1968 in the School of Accountancy and was Dean, College of Business Administration from 1979 to 1997. Mr. Bailey received his Ph.D. in accounting at the University of California, Los Angeles in 1969.

      Compensation Committee Report

      The Compensation Committee is responsible for setting base compensation, awarding bonuses and setting the number and terms of options for the Company's executive officers. The committee establishes base salaries for executive officers at levels that it believes are sufficient to attract and retain such executives. The committee uses independent survey reports for comparable companies to assist in establishing the base salaries. None of the current committee members are employees of the Company.

      Compensation Committee Interlocks and Insider Participation. The Committee consisted of Luther A. Henderson and William L. Hoese. Mr. Henderson was Chairman of the Company from 1981 until 1987, but did not receive a salary for such service. Mr. Hoese has never been an officer or employee of the Company.

EMPLOYMENT AGREEMENTS

      The Company extended an employment agreement with Steven P. Wyandt, effective September 1, 2001 through August 31, 2004. Pursuant to this agreement, Mr. Wyandt serves as Chief Executive Officer and Chief Financial Officer of the Company. The agreement provides for a base annual salary of $250,000, or a higher amount as the Board of Directors may approve. In addition, Mr. Wyandt may receive a bonus at the discretion of the Board of Directors. No bonus was paid to Mr. Wyandt during fiscal 2000, 2001, or 2002.

EXECUTIVE OFFICER COMPENSATION AND OTHER INFORMATION

      The following table shows the compensation provided to the Chief Executive Officer and each of the other most highly-compensated executive officers who served as such at the end of fiscal 2002 and whose annual compensation exceeds $100,000:

                                                                           Long Term Compensation
                                                                ------------------------------------------
                                     Annual Compensation                   Awards               Payouts
                               ---------------------------------------------------------------------------
                                                                                Securities
                                                      Other      Restricted     Underlying
                                                      Annual       Stock         Options/        LTIP         All
Name/Title                      Salary     Bonus      Comp.        Awards          SARs         Payouts      Other
Year                               $         $          $            $              #              $         Comp.
----------------------------------------------------------------------------------------------------------------------
Steven P. Wyandt
  CEO & CFO
       2002                    250,000       --         --           --             --            --           --
       2001                    250,000       --         --           --             --            --           --
       2000                    231,378       --         --           --             --            --           --
----------------------------------------------------------------------------------------------------------------------
Paul M. Wyandt
  President & COO
       2002                    139,600       --         --           --             --            --           --
       2001                    115,400       --         --           --             --            --           --

There were no stock options outstanding or granted during fiscal year 2002.

      This report is submitted by the member of the Compensation Committee:
William L. Hoese.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Company's Board of Directors is composed of three non-employee, independent directors (as defined by NASD). The responsibilities of the Audit Committee are set forth in the Audit Committee Charter adopted by the Board of Directors and included as Appendix A to this Proxy Statement.

      The Audit Committee, as one of its responsibilities, provides oversight of the Company's financial reporting. The management of the Company is responsible for the preparation and integrity of the financial reporting and the related systems of internal controls. The independent auditors are responsible for performing review of the quarterly financial reports and audit of the fiscal year end financial statements in accordance with generally accepted auditing standards. The Committee selects and appoints the Company's independent auditors.

      The Committee has reviewed and discussed with management and the auditors the Company's audited financial statements for the fiscal year ending August 31, 2002. Management has confirmed that the financial statements have been prepared with integrity, objectivity, and in conformity with generally accepted accounting principles. The Committee has discussed with Moss Adams LLP the matters as required by Statement on Auditing

Standard No. 61. This statement requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the fiscal year end financial statements with respect to their responsibility under generally accepted auditing standards, significant accounting principles, management judgements and estimates, any significant audit adjustments, any disagreements with management, and any difficulties encountered in performing the audit.

      The Committee has received from Moss Adams LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 with respect to any relationships between them and the Company that in their judgement may reasonably be thought to bear on independence. The Committee has concluded that since there were no services other than audit and tax preparation, that their independence is maintained. Moss Adams LLP has discussed their independence with us and has confirmed in such letter that it is independent of the Company within the meaning of the federal securities laws.

      Based on the review and discussions described above regarding the audited financial statements for fiscal year 2002, the Committee has recommended to the Board of Directors that these financial statements be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission and mailing to the Shareholders of the Company.

      The Audit Committee appointed Moss Adams LLP to serve as the independent auditors for fiscal year 2003.

      This report is submitted by the members of the Audit Committee: William L. Hoese and Eugene B. Price II.

INDEPENDENT AUDITORS

      The aggregate fees billed by Moss Adams LLP for annual audit services and quarterly reviews of the financial statements for fiscal year 2002 were $51,016. The fees for tax filing preparations were $33,156. Moss Adams did not render any services related to financial information systems design and implementation, or any other non-audit services not defined herein.

                                PERFORMANCE GRAPH

      The following graph compares the performance of the Company for the five-year period ending August 31, 2002 with the performance of the NASDAQ market index and the average performance of companies comprising the Dow Jones Industry Group CLO - Apparel, Clothing, which for this year numbered 72 companies, and which is published by Media General Financial Services. The index reflects reinvested dividends and is weighted by the sum of the closing price times the shares outstanding divided by the total shares outstanding for the group.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                              AMONG NITCHES, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX

   [The following table was depicted as a line chart in the printed material.]

                         1997      1998      1999      2000      2001      2002
                         ----      ----      ----      ----      ----      ----
NITCHES, INC.           100.00     92.73     98.18    246.10    294.84    310.94
PEER GROUP INDEX        100.00     82.93     92.31     96.33    105.87    104.83
NASDAQ MARKET INDEX     100.00     97.12    178.36    279.32    121.73     90.59

                     ASSUMES $100 INVESTED ON SEPT. 1, 1997
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING AUG. 31, 2002

PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

      The following table sets forth, as of December 31, 2002, certain information with respect to the beneficial ownership of Common Stock by (a) each person known by the Company to be the beneficial owner of more than 5% of its outstanding Common Stock, (b) each of the Company's directors and (c) all directors and officers as a group. Except as noted below, to the best of the Company's knowledge, each of such persons has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of
Beneficial Owner                                 Shares         Percent of Class
----------------                                 ------         ----------------

Steven P. Wyandt                                432,783               37.0%
10280 Camino Santa Fe
San Diego, CA 92121

American International Group, Inc.(1)            95,750                8.2%
70 Pine Street
New York, NY 10270

Dimensional Fund Advisors, Inc.(2)               58,910                5.0%
1299 Ocean Avenue, Suite 650
Santa Monica, CA 90401

Eugene B. Price II                               40,950                3.5%
10280 Camino Santa Fe
San Diego, CA 92121

William L. Hoese                                 18,390                1.6%
1220 Rosecrans Blvd., Suite 304
San Diego, CA 92106

All directors and current officers as a         492,123               42.0%
group (5 persons)

(1)   As reported in its filing with the SEC as of September 30, 2002.

(2) The Company has been advised by Dimensional Fund Advisors, Inc. ("Dimensional") of the following: Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over 58,910 shares of the Company's common stock as of September 30, 2002. The investment companies and the investment vehicles referred to above are the beneficial owners of this common stock, and Dimensional disclaims beneficial ownership of this common stock.

                                   OTHER ITEMS

PROPOSALS OF SHAREHOLDERS

      For proposals of shareholders to be included at the 2003 annual meeting of shareholders, anticipated to be held in December 2003, such proposals must be received by the Company not later than August 31, 2003. The acceptance of such proposals is subject to Securities and Exchange Commission guidelines.

VOTING

      Each shareholder of record is entitled to one vote for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of Directors. All proxies that are returned will be counted by the Inspector of Elections in determining the presence of a quorum and on each issue to be voted on. An abstention from voting or a broker non-vote is not counted in the voting process under California law.

      Cumulative Voting. The proxy process does not permit shareholders to cumulate votes. No shareholder can cumulate votes unless the candidate or candidates' names for which such votes are to be cast have been placed in nomination prior to voting and a shareholder has given notice of the shareholder's intention to cumulate the shareholder's votes at the meeting and prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Management does not, at this time, intend to give notice of cumulative voting or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given in proper format at the meeting, in which instance management intends to cumulatively vote all of the proxies held by it in favor of the nominees for office as set forth herein. In the event cumulative voting is used, each shareholder may cast a number of votes equal to the number of directors to be elected multiplied by the number of votes that the shareholder's shares would otherwise entitle the shareholder. The shareholder may cast these votes for one nominee or distribute these votes among as many candidates as the shareholder wishes. The candidates receiving the highest number of votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, are elected.

      Proxies. The shares represented by proxies that are returned properly signed will be voted in accordance with the shareholders' directions. If the proxy card is signed and returned without direction as to how they are to be voted, the shares will be voted as recommended by the Board of Directors. Shareholders may revoke any proxy before it is voted by attendance at the meeting and voting in person, by executing a new proxy with a later date or by giving written notice of revocation to the Secretary of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Upon filing any such report with the Commission, the filing person must furnish the Company with a copy of such report. To the Company's knowledge, based solely upon a review of the copies of such reports furnished to the Company and representations that no other reports were required, all reports required by Section 16(a) of the Securities Exchange Act of 1934 during fiscal year 2002 were filed on a timely basis.

      The Company, on written request of any person being solicited by this proxy statement, shall provide, without charge to such person, a copy of the Company's Annual Report on Form 10-K (including the financial statements and schedules thereto), required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Written requests should be directed to:

                                  Nitches, Inc.
                              10280 Camino Santa Fe
                           San Diego, California 92121
                           Attention: Steven P. Wyandt


                                    By Order of the Board of Directors


                                    /s/ Steven P. Wyandt
                                    ---------------------------------
                                    Steven P. Wyandt, Chairman

San Diego, California
January 15, 2003

                                   APPENDIX A

                                  NITCHES, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

      PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

o Select and appoint the Corporation's independent accountants and approve all non-audit related services that they may perform.

o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

o Review and appraise the audit efforts of the Corporation's independent accountants.

o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

o     Retain legal, accounting, and other experts as necessary.

      COMPOSITION

      The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

      MEETINGS

      The Committee shall hold such regular meetings in executive session as may be necessary and such special meetings as may be called by the Chair of the Committee or at the request of the independent accountants. The Committee will meet at least annually with management and the independent accountants.

      RESPONSIBILITIES AND DUTIES

      To fulfill its responsibilities and duties the Audit Committee shall:

1. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

2. Review with financial management the 10-Q prior to its filing or prior to the release of earnings. One member of Committee may represent the entire Committee for purposes of this review.

3. Review and update this Charter on an annual schedule or sooner if conditions dictate.

4. Select and appoint the independent accountants(outside auditors), considering independence and effectiveness. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

5. Review the performance of the independent accountants and terminate the independent accountants when circumstances warrant.

6. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

7. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes.

8. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

10. Establish reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

13. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

14. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

15. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

16. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

17. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

18. Maintain a program of continuing education in corporate governance and compliance to ensure that all members of the Committee have the necessary qualifications to serve in the constantly changing regulatory environment in which the Corporation operates.

19. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                              PROXY - NITCHES, INC.
               ANNUAL MEETING OF SHAREHOLDERS - February 28, 2003

      The undersigned shareholder(s) of Nitches, Inc. (the "Company") hereby appoints Steven P. Wyandt the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 10280 Camino Santa Fe, San Diego, California, on February 28, 2003 at 11:30 a.m. local time, and any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as follows:

1. Election of Directors. To elect the following six (6) persons to the Board of Directors of the Company to serve until the 2003 Annual Meeting of Shareholders and until their successors are elected and have qualified:

            Arjun C. Waney        Steven P. Wyandt        Paul M. Wyandt

            William L. Hoese      Eugene B. Price II      Allan R. Bailey

      |_|   FOR all nominees listed above (except as marked to the contrary)

      |_| WITHHOLD AUTHORITY to vote for all nominees listed above. A shareholder may withhold authority to vote for any nominee by drawing a line through or otherwise striking out the name of such nominee.

      If no specification is made, the votes represented by this proxy will be cast FOR the election of the nominees listed above. This proxy vests discretionary authority to cumulate votes for directors.

2. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment(s) thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. Shareholders who are present at the meeting may withdraw their proxy and vote in person if they so desire. This proxy is solicited on behalf of the Board of Directors.

Please sign exactly as your name appears on your stock certificates. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ______________________________, 2003


                              __________________________________________________
                                                   Signature


                              __________________________________________________
                                           Signature if held jointly


                              __________________________________________________
                                                Printed Name(s)

                              I (We) will |_| will not |_| attend the Annual Meeting in person.


NO POSTAGE IS REQUIRED IF THIS PROXY IS RETURNED IN THE ENCLOSED ENVELOPE AND MAILED IN THE UNITED STATES.